CONVERSION AGREEMENT


      CONVERSION AGREEMENT (the "Agreement"), dated as of September 5, 2006, by and among Composite Technology Corporation, a Nevada corporation, with headquarters located at 2026 McGaw Avenue, Irvine, California 92614 (the "Company"), and [Investor] (the "Buyer"). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Purchase Agreement (as defined below).

                                    WHEREAS:

      A. On or about March 3, 2006, the Company sold to the Buyer and to certain other buyers party to the Purchase Agreement (the "Other Buyers" and together with the Buyer, the "Buyers") certain senior secured convertible notes of the Company, which notes (the "Notes") are convertible into the Company's common stock, par value $0.001 per share (the "Common Stock"), at $1.55 per share in accordance with the terms of the Notes, and certain warrants to purchase Common Stock designated as "Series A Warrants" and "Series B Warrants" pursuant to a Securities Purchase Agreement dated as of March 2, 2006 by the Company and the Buyers ("Purchase Agreement").

      B. The Notes provide that the conversion price may be decreased upon issuances of Common Stock and other securities of the Company for a price less than $1.55 per share.

      C. Contemporaneously with the execution and delivery of the Purchase Agreement, the parties executed a Registration Rights Agreement, (the "Registration Rights Agreement") pursuant to which the Company provided certain registration rights to the Buyers with respect to the securities issued pursuant to the Purchase Agreement.

      D. Contemporaneous with the execution and delivery of the Purchase Agreement, the parties executed a Security Agreement (the "Security Agreement"), pursuant to which the Company and each Company Subsidiary (as defined in below) agreed to grant a security interest in the assets of the Company and such Company Subsidiary (as defined below), to secure the obligations of the Company to the Buyers.

      E. Contemporaneous with the execution and delivery of the Purchase Agreement, each of CTC Cable Corporation, a Nevada corporation, CTC Wind Systems Corporation, a Nevada corporation, Transmission Technology Corporation, a Nevada corporation, and CTC Towers & Poles Corporation, a Nevada corporation (each a "Company Subsidiary" and collectively the "Company Subsidiaries") each a wholly-owned Subsidiary (as defined in the Purchase Agreement) of the Company, executed a Guaranty (each a "Guaranty"), guaranteeing the obligations of the Company to the Buyers.

      F. Contemporaneous with the execution and delivery of the Purchase Agreement, the parties executed a Pledge Agreement (the "Pledge Agreement") pursuant to which the Company has agreed to pledge all of the equity of each Company Subsidiary.

      G. Contemporaneous with the execution and delivery of the Purchase Agreement, Benton Wilcoxon and the Buyers executed a letter agreement ("Wilcoxon Letter Agreement") and Wilcoxon and the Collateral Agent executed a Pledge Agreement with respect to shares of Common Stock owned by Benton Wilcoxon (the "CEO Shares Pledge Agreement," and together with the Security Agreement, the
Guaranties, the Wilcoxon Letter Agreement and the Pledge Agreement, the "Security Documents").

      H. The Buyer intends to, in accordance  with the terms  specified  herein:
(a) waive all accrued interest under the Notes, (b) waive certain price-based, anti-dilution rights under Sections 6 and 7 of the Notes and waive certain price-based, anti-dilution rights with respect to some or all of the Series A Warrants, (c) waive any and all claims against the Company under the Transaction Documents (as defined in the Purchase Agreement) for events or actions prior to and including September 8, 2006, (d) release the Company's CEO, the Company, the Company Subsidiaries and/or the applicable collateral under the CEO Share Pledge Agreement and the Pledge Agreement and (e) release the Company, its CEO and/or the Company Subsidiaries under the Security Agreement, Wilcoxon Letter Agreement, and the Guaranty with respect to the Buyer's Notes.

      I. In exchange for such actions, the Company intends to issue additional shares of Common Stock as set forth in Schedule 1 of this Agreement.

      J. The Buyer wishes to convert some or all of the Notes held by the Buyer into shares of Common Stock pursuant to the terms of such Note.

      NOW, THEREFORE, the Company and the Buyer hereby agree as follows:

(1) WAIVER AND TERMINATION. Upon receipt of the securities set forth in Section 2 below, the Company and the Buyer, as applicable, hereby agree as follows:

                  (a) The Buyer waives all claims to accrued interest under the Note held by the Buyer. Effective upon conversion and/or payment in full of all obligations under all of the Notes held by the Buyers, the Buyer hereby agrees that Section 6 and 7(a) of the Note held by the Buyer shall immediately terminate. The Buyer hereby waives its rights under Section 2(a) of the Series A Warrants held by the Buyer in proportion to the principal amount of Notes being converted under this Agreement compared to the aggregate principal amount of Notes held by the Buyer, but solely with respect to the transactions contemplated by this Agreement. For example, if the Buyer holds Series A Warrants to purchase 100 shares of Common Stock and converts 75% of the principal amount under the Note held by the Buyer into Conversion Shares, then the Buyer will waive its rights under
      Section 2(a) of the Buyer's Series A Warrants with respect to warrants to purchase 75 shares of Common Stock. Notwithstanding the foregoing, nothing in this Agreement shall in any way be deemed to be an amendment or waiver with respect to Section 2(a) of the Series A Warrants for any future transactions and nothing in this Agreement shall in any way be deemed to amend or waive any other provision of the Series A Warrants or to amend or waive any provisions of the Series B Warrants.

                  (b) Effective upon conversion and/or payment in full of all obligations under all Notes, the Company and the Buyer hereby release: (i) the Company's CEO from his obligations under the CEO Pledge Agreement and
      (ii) the Company from its obligations under the Pledge Agreement.


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

                  (c) Effective upon conversion and/or payment in full of all obligations under all Notes, the Buyer shall release: (i) the Company's collateral under the Security Agreement, (ii) the Company Subsidiaries from all obligations under the Guaranty and (iii) the Company CEO and his pledged stock under the Wilcoxon Letter Agreement.

                  (d) Effective upon conversion and/or payment in full of all obligations under all Notes, the Buyer and the Company, as applicable, agree to take all further actions reasonably necessary to cause the release of any and all collateral under the Security Agreements, including without limitation, (i) termination of UCC financing statements and (ii) delivery of any stock certificates representing pledged securities of the Company and any of its subsidiaries to the respective pledgor.

                  (e) For the avoidance of doubt, the Company hereby represents and warrants to the Buyer that nothing contained herein shall amend or act as a waiver as to any provisions of the Registration Rights Agreement, except that Buyer hereby waives 75% of the Registration Delay Payments (as defined in the Registration Rights Agreement) accrued prior to and including September 8, 2006, and that any Conversion Shares issued hereunder shall continue to be subject to the registration rights granted by the Company pursuant to the terms of the Registration Rights Agreement and that the registration statement previously filed by the Company, once such registration statement is declared effective by the SEC, will register such Conversion Shares.

(2) ISSUANCE OF SHARES.

                  (a) In  consideration of the waiver of the rights set forth in
      Section 1 above and the release of Company-affiliated parties' obligations under the Security Agreements in accordance with the provisions specified above, the Company shall issue at Closing to the Buyer that number of shares of Common Stock ("Waiver Shares") set forth in Schedule 1 attached hereto.

                  (b) The Buyer understands that until such time as the resale of the Waiver Shares have been registered under the 1933 Act, the stock certificates representing Waiver Shares, except as set forth below, shall bear any legend as required by the "blue sky" laws of any state and a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

            THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD
            PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.


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

      The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of the securities upon which it is stamped, if, unless otherwise required by state securities laws, (i) such securities are registered for resale under the 1933 Act, (ii) in connection with a sale, assignment or other transfer, such holder provides the Company with an opinion of counsel, in a generally acceptable form, to the effect that such sale, assignment or transfer of the Securities may be made without registration under the applicable requirements of the 1933 Act, or (iii) such holder provides the Company with reasonable assurance that the Securities can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A.

(3) CONVERSION; REPAYMENT.

                  (a) Procedure. The Buyer shall convert the principal amount of Notes held by the Buyer specified in Schedule 1 into shares of Common Stock pursuant to Section 3 of the Note, by delivering the executed notice of conversion to the Company at the Closing in the form attached to the Note as Exhibit I thereto (the "Conversion Notice"). The Waiver Shares and the applicable Conversion Shares shall be issued to the Buyer upon receipt of the applicable notice of conversion from the Buyer. Upon receipt of the notice of conversion, the Company shall deliver the converted shares of Common Stock and the Waiver Shares to the Buyer at the address specified in the conversion notice. Buyer acknowledges that the Conversion Shares will bear a legend set forth in Section 2(g) of the Purchase Agreement until such legend may be removed under the conditions set forth in said section.

                  (b) Repayment. Any portion of the Notes that have not been converted into shares of Common Stock shall be repaid in cash as per the terms of the Note.

                  (c) Closing. The date and time of the closing (the "Closing")of the transactions specified in Sections 1 through 3 above (the "Closing Date") shall be 1:00 p.m., New York City Time, on September 6, 2006 (or such later date as is mutually agreed to by the Company and the Buyer) after notification of satisfaction (or waiver) at the offices of Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022. At Closing, (i) the Buyer shall deliver to the Company the Conversion Notice electing to convert the principal amount of Notes held by the Buyer specified in Schedule 1 attached hereto, and (ii) the Company shall simultaneously cause to be delivered to the Buyer facsimile copies of the stock certificates representing the Conversion Shares and Waiver Shares.

(4)  REGISTRATION RIGHTS.

                  (a) Piggyback Registration. After the date hereof, if the Company proposes to register (including for this purpose a registration statement effected by the Company for shareholders) any of its stock or other securities under the 1933 Act (other than a registration relating solely to the sale of securities to participants in a Company employee stock or similar plan on Form S-8 and an exchange registration on Form S-4) the Company shall, cause in such registration to be registered under the 1933 Act all of the securities issued pursuant to Section 2 ("Registrable Settlement Securities").

                  (b) Demand Registration. In the event that the Company does not file a registration statement registering the Registrable Securities under Section 2 within 180 days of this Agreement, the Company and the Buyer shall promptly execute and deliver a registration rights agreement with respect to the Registrable Settlement Securities in substantially the same form as the Registration Rights Agreement, which such registration rights agreement shall require the Company to file with the SEC a registration statement on Form S-1 or Form S-3 covering the resale of all of the Registrable Settlement Securities (or such other appropriate form if Form S-1 or Form S-3 is unavailable for such a registration) on the terms specified in the Registration Rights Agreement.

(5) REPRESENTATIONS, WARRANTIES AND COVENANTS.

                  (a) Buyer Bring Down. The Buyer hereby represents and warrants to the Company with respect to itself only as set forth in Section 2 of the Purchase Agreement as to this Agreement as if such representations and warranties were made as of the date hereof and set forth in their entirety in this Agreement, except with respect to the representation set forth in
      Section 2(k) of the Purchase Agreement, the Buyer is making such representation hereby from the time the Buyer was approached with the prospect of this Agreement and the transactions contemplated hereby until the Conversion Agreement 8-K Filing (as defined below) and not for any other time periods. Such representations and warranties in the Purchase Agreement to the transactions thereunder and the securities issued thereby are hereby deemed for purposes of this Agreement to be references to the transactions hereunder and the issuance of the Conversion Shares and Registrable Settlement Securities hereby.

                  (b) Company Representations and Warranties.

                        i) Organization and  Qualification.  The Company and its
            "Subsidiaries" (which for purposes of this Agreement means any entity in which the Company, directly or indirectly, owns capital stock or holds an equity or similar interest) are entities duly organized and validly existing in good standing under the laws of the jurisdiction in which they are formed, and have the requisite power and authority to own their properties and to carry on their business as now being conducted. Each of the Company and its Subsidiaries is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect. As used in this Agreement, "Material Adverse Effect" means any material adverse effect on the business, properties, assets, operations, results of operations, condition (financial or otherwise) or prospects of the Company and its Subsidiaries, taken as a whole, or on the transactions contemplated hereby and the other Transaction Documents or by the agreements and instruments to be entered into in connection herewith or therewith, or on the authority or ability of the Company to perform its obligations under the Transaction Documents (as defined below). The Company has no Subsidiaries except as set forth on Schedule 3(a).


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

                        ii) Authorization;  Enforcement;  Validity.  The Company
            has the requisite power and authority to enter into and perform its obligations under this Agreement and to issue the Conversion Shares and Registrable Settlement Securities in accordance with the terms hereof. The execution and delivery of the Agreement by the Company and the consummation by the Company of the transactions contemplated hereby, including, without limitation, the issuance of the Conversion Shares and Registrable Settlement Securities, have been duly authorized by the Company's Board of Directors and no further filing, consent, or authorization is required by the Company, its Board of Directors or its stockholders, except for the filing of the Conversion Agreement 8-K Filing and the registration statement(s) contemplated by Section 4 hereunder. This Agreement has been duly executed and delivered by the Company, and shall constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

                        iii) Issuance of Securities. The issuance of the Conversion Shares and Registrable Settlement Securities are duly authorized and are free from all taxes, liens and charges with respect to the issue hereof. Subject to the accuracy of the Buyer's representations and warranties in Section 2 of this Agreement, the offer and issuance by the Company of the Conversion Shares and Registrable Settlement Securities in conformity with the terms of this Agreement constitute transactions is exempt from registration under the 1933 Act.

                        iv) No Conflicts. The execution, delivery and performance of the Agreement by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Conversion Shares and Registrable Settlement Securities) will not (i) result in a violation of the Articles of Incorporation of the Company or any of its Subsidiaries or Bylaws of the Company or any of its Subsidiaries or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or result in termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and the rules and regulations of the NASD's OTC Bulletin Board (the
            "Principal Market") applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected, except in the case of clauses (ii) and (iii) for any such conflicts, violations or defaults which are reasonably likely to have a Material Adverse Effect.

                        v) Consents. The Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its obligations under or contemplated by the Agreement, in each case in accordance with the terms hereof, except for post closing securities filings or notifications to be made under federal or state securities laws. All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the Closing Date, except for the filing with the SEC of one or more Registration Statements in accordance with the requirements of the Registration Rights Agreement. The Company and its Subsidiaries are unaware of any facts or circumstances which might prevent the Company from obtaining or effecting any of the registration, application or filings pursuant to the preceding sentence. The Company is not in violation of the applicable listing requirements of the Principal Market and has no knowledge of any facts which would reasonably lead to delisting or suspension of the Common Stock. The issuance by the Company of the Conversion Shares and Registrable Settlement Securities shall not have the effect of delisting or suspending the Common Stock from the Principal Market. SEC Documents; Financial Statements.

                        vi) SEC Documents;  Financial Statements. During the two
            (2) years prior to the date hereof, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the 1934 Act (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the "SEC Documents"). The Company has delivered to the Buyers or their respective representatives true, correct and complete copies of the SEC Documents not available on the EDGAR system. As of their respective filing dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of their respective filing dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). No other information provided by or on behalf of the Company to the Buyers in connection with the transactions contemplated hereby which is not included in the SEC Documents, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstance under which they are or were made, not misleading.


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

                  (c) Disclosure of Transactions and Other Material Information. On or before 2:00 p.m., New York Time, on September 6, 2006, the Company shall file a Current Report on Form 8-K describing the terms of the transactions contemplated by this Agreement in the form required by the 1934 Act and attaching this Agreement (including, without limitation, all schedules and exhibits to this Agreement), (including all attachments, the "Conversion Agreement 8-K Filing"). From and after the filing of the Conversion Agreement 8-K Filing with the SEC, the Buyer shall not be in possession of any material, nonpublic information received from the Company or any of its Subsidiaries, or any of its respective officers, directors, employees or agents, that is not disclosed in the Conversion Agreement 8-K Filing. The Company shall not, and shall cause each of its Subsidiaries and its and each of their respective officers, directors, employees and agents, not to, provide the Buyer with any material, nonpublic information regarding the Company or any of its Subsidiaries from and after the filing of the Conversion Agreement 8-K Filing with the SEC without the express prior written consent of the Buyer. In the event of a breach of the foregoing covenant by the Company or any of its Subsidiaries, or any of its or their respective officers, directors, employees and agents, in addition to any other remedy provided herein, a Buyer shall have the right to make a public disclosure, in the form of a press release, public advertisement or otherwise, of such material, nonpublic information without the prior approval by the Company, its Subsidiaries, or any of its or their respective officers, directors, employees or agents. No Buyer shall have any liability to the Company, its Subsidiaries, or any of its or their respective officers, directors, employees, stockholders or agents, for any such disclosure. Subject to the foregoing, neither the Company, its Subsidiaries nor the Buyer shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of the Buyer, to make any press release or other public disclosure with respect to such transactions
      (i) in substantial conformity with the Conversion Agreement 8-K Filing and contemporaneously therewith and (ii) as is required by applicable law and regulations (provided that in the case of clause (i) the Buyer shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release).


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

(6) CONDITIONS TO COMPANY'S OBLIGATIONS HEREUNDER.

            The obligations of the Company to the Buyer hereunder are subject to the satisfaction of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion by providing the Buyer with prior written notice thereof:

                  (a) The Buyer shall have executed this Agreement and delivered the same to the Company.

                  (b) The Buyer shall have delivered to the Company the Conversion Notice.

                  (c) The  representations  and warranties of the Buyer shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects) as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date).

(7) CONDITIONS TO BUYER'S OBLIGATIONS HEREUNDER.

            The obligations of the Buyer hereunder are subject to the satisfaction of each of the following conditions, provided that these conditions are for the Buyer's sole benefit and may be waived by the Buyer at any time in its sole discretion by providing the Company with prior written notice thereof:

                  (a) The Company shall have executed this Agreement and delivered the same to the Buyer.

                  (b) The Company shall have, contemporaneously with the Closing, delivered (or shall have its transfer agent deliver) to the Buyer a facsimile copy of the Waiver Shares and Conversion Shares that will be delivered to the Buyer within 48 hours after Closing.

                  (c) The representations and warranties of the Company under this Agreement shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects) as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date and no Default or Event of Default shall have occurred and be continuing on the date hereof either immediately before or after giving effect to this Agreement in accordance with its terms.

                  (d) The Common Stock (I) shall be designated for quotation or listed on the Principal Market (as defined in the Purchase Agreement) and
      (II) shall not have been suspended, as of the Closing Date, by the SEC or the Principal Market from trading on the Principal Market nor shall suspension by the SEC or the Principal Market have been threatened, as of the Closing Date, either (A) in writing by the SEC or the Principal Market or (B) by falling below the minimum listing maintenance requirements of the Principal Market.

(8) TERMINATION.

            In the event that the Closing does not occur by September 7, 2006, due to the Company's or the Buyer's failure to satisfy the conditions set forth in Sections 6 and 7 hereof (and the nonbreaching party's failure to waive such unsatisfied conditions(s)), the nonbreaching party shall have the option to terminate this Agreement with respect to such breaching party at the close of business on such date without liability of any party to any other party. Upon such termination, the terms hereof shall be null and void and the parties shall continue to comply with all terms and conditions of the Transaction Documents, as in effect prior to the execution of this Agreement.


(9)  MISCELLANEOUS.

                  (a) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York.

                  (b) Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

                  (c)  Headings.   The  headings  of  this   Agreement  are  for
      convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

                  (d) Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

                  (e) Entire Agreement; Amendments. This Agreement shall supersede all other prior oral or written agreements among the Buyer, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein and therein, and this Agreement, and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Buyer, and any amendment to this Agreement made in conformity with the provisions of this Section 5(e) shall be binding on the Buyer and the Company. No provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought.

                  (f) Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered:
      (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

               If to the Company:

                        Composite Technology Corporation
                        2026 McGaw Avenue
                        Irvine, California 92614
                        Telephone:       (949) 428-5000
                        Facsimile:       (949) 428-8515
                        Attention:       Benton H. Wilcoxon

      If to the Buyer, to its address and facsimile number set forth on the Schedule of Buyers attached to the Purchase Agreement, with copies to the Buyer's representatives as set forth in the Purchase Agreement, or to such other address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.

                  (g) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of the Notes or the Warrants.

                  (h) No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

                  (i) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby, including without limitation, delivery of any stock certificates of any pledged securities to the pledgor.

                  (j) No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

                  (k) Independent Nature of Buyer's Obligations and Rights. Nothing contained herein, and no action taken by the Buyer pursuant hereto or thereto, shall be deemed to constitute the Buyer and any Other Buyer as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Buyer is in any way acting in concert or as a group with any Other Buyer with respect to such obligations. The Buyer confirms that it has independently participated in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors. The Buyer shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement, and it shall not be necessary for any Other Buyer to be joined as an additional party in any proceeding for such purpose.

                            [Signature Page Follows]

      IN WITNESS WHEREOF, the Buyer and the Company have caused their respective signature page to this Conversion Agreement to be duly executed as of the date first written above.


                                             COMPANY:

                                             COMPOSITE TECHNOLOGY CORPORATION


                                             By:
                                                 ------------------------------
                                                 Name:
                                                 Title:

         IN WITNESS WHEREOF, the Buyer and the Company have caused their respective signature page to this Conversion Agreement to be duly executed as of the date first written above.


                                             BUYER:

                                            [INVESTOR]


                                             By:
                                                 ------------------------------
                                                 Name:
                                                 Title: